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                                                                   EXHIBIT 10.41

          AMENDMENT dated as of June 26, 1995 to the MORTGAGE LOAN CUSTODIAL AGREEMENT dated as of June 3, 1994 by and among Sutter Mortgage Corporation DBA Parkside Financial ("Seller"), Paine Webber Real Estate Securities Inc. ("Purchaser") and Chemical Bank ("Predecessor Custodian").

          WHEREAS, Seller and Purchaser have entered into one or more agreements to engage from time to time in transactions pursuant to certain purchase agreements ("Purchase Agreement"); and

          WHEREAS, Seller, Purchaser and Predecessor Custodian have entered into a Mortgage Loan Custodial Agreement, dated as of June 3, 1994 ("Custodial Agreement"), to facilitate the transactions; and

          WHEREAS, by letter dated as of the date hereof, Predecessor Custodian has given Seller and Purchaser notice of its resignation as "Custodian" under the Custodial Agreement effective as of June 30, 1995; and

          WHEREAS, Seller and Purchaser desire to amend the Custodial Agreement to provide for, among other things, the appointment of The Chase Manhattan Bank, National Association ("Chase") as successor custodian to Predecessor Custodian; and

          WHEREAS, Chase is willing to accept its appointment and assume the related obligations as successor custodian under the Custodial Agreement; and

          NOW, THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, and for other good and valuable consideration, the parties hereto agree as follows:

          1. The cover page of the Custodial Agreement is amended by deleting the following:

                                       "CUSTODIAN:    CHEMICAL BANK
                                        ADDRESS:      55 WATER STREET
                                                      NEW YORK, NEW YORK 10041
                                                      ATTENTION:_________  "

and by replacing it with the following:

                                       "CUSTODIAN:    THE CHASE MANHATTAN BANK,
                                                       NATIONAL ASSOCIATION
                                        ADDRESS :     4 METROTECH CENTER
                                                      BROOKLYN, NEW YORK 11245
                                                      ATTENTION: INSTITUTIONAL
                                                       TRUST GROUP, 3RD FLOOR"
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          2.  The definition of the term "Assignee" of the Custodial Agreement is amended in its entirety to read as follows:

                 "Assignee": The Chase Manhattan Bank, National
          Association, as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements."

          3. The definition of the term "Custodian" of the Custodial Agreement is amended in its entirety to read as follows:

                 "Custodian." The Chase Manhattan Bank, National
          Association and its permitted successors hereunder.

          4. Clause (a) of Section 8 of the Custodial Agreement is amended in its entirety to read as follows:

                 "It is understood that Seller will be charged for Custodian's fees for its services under this Agreement in such amounts and in the manner set forth in the related Purchase Agreement. Notwithstanding the foregoing, Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees."

          5. The first sentence of clause (b) of Section 8 of the Custodial Agreement is amended in its entirety to read as follows:

                 "Subject to the provisions of any other agreement between Custodian and Purchaser, Custodian may only resign with cause."

          6. This Amendment shall become effective as of the date first set forth above.

          7. The Custodial Agreement shall remain in full force and effect in its original form when this Amendment shall become effective except as the Custodial Agreement is specifically amended by the terms of this Amendment.

          8. Any reference to the Custodial Agreement made hereafter by any party hereto shall be to the Custodial Agreement as amended by this Agreement. Any reference in the Custodial Agreement to "this Agreement," "herein" or "hereof," or words of like effect, shall be deemed to refer to the Custodial Agreement as so amended.

          9. This Amendment shall be construed in accordance with the internal laws of the State of New York applicable to agreements made to be performed in the State of New York.

          10. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
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          11. Initially capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Custodial Agreement.


          IN WITNESS WHEREOF, the parties hereto caused this Amendment to be executed by their respective duly authorized officers as of the date first set forth above.

                                       SUTTER MORTGAGE CORPORATION DBA
                                       PARKSIDE FINANCIAL

                                       By: /s/ RONALD MORCK
                                          --------------------------------
                                       Name:   Ronald Morck
                                            ------------------------------
                                       Title:  President
                                             -----------------------------

                                       PAINE WEBBER REAL ESTATE
                                       SECURITIES INC.

                                       By: /s/ AL MARRAPODI
                                          --------------------------------
                                       Name:   Al Marrapodi

                                       Title:  Managing Director


                                       THE CHASE MANHATTAN BANK,
                                       NATIONAL ASSOCIATION

                                       By: /s/ FRANK MILILLO
                                          --------------------------------
                                       Name:   Frank Milillo

                                       Title:  Vice President